UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 19, 2005
                                                   -----------------------------


                          Pre-Paid Legal Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        001-09293                                         73-1016728
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


          One Pre-Paid Way
              Ada, OK                                       74820
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (580) 436-1234
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On August 19, 2005 we entered into an aircraft purchase agreement between us and Learjet, Inc. that provides for us to purchase a new Learjet 60 (the "Aircraft") for a total purchase price of $11.5 million payable with a down payment of $2 million and the balance of the purchase price paid at the date of our acceptance of the aircraft with additional cash less a credit for an agreed trade-in value of our existing Mitsubishi Diamond plane. Delivery of the aircraft for our inspection is required on or before November 28, 2005, with acceptance required within 10 days thereafter if our inspection is satisfactory. The initial down payment of $2 million will be paid out of existing cash resources, but we expect to finance the entire purchase price of $11.5 million prior to delivery of the aircraft.



Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.


Item 9.01  Financial Statements and Exhibits

(c) See Exhibit Index.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.

                          By:      /s/ Randy Harp
                             ---------------------------------------
                             Randy Harp, Chief Operating Officer
Date:  August 19, 2005

                                  EXHIBIT INDEX


The following Exhibits are filed as a part of this report:

         No.      Description
         ----     -----------
         10.1     Purchase Agreement dated August 19, 2005 between us and
                  Learjet, Inc., with Addendum

                           AIRCRAFT PURCHASE AGREEMENT

This Aircraft Purchase Agreement (the "Agreement") is made by and between LEARJET INC. ("Seller") and PRE-PAID LEGAL SERVICES, INC. ("Buyer") and shall be effective as of the date of its acceptance and execution by Seller.

                        ARTICLE 1. AIRCRAFT DESCRIPTION
Subject to the provisions of this Agreement, Seller agrees to manufacture, sell and deliver, and Buyer agrees to take delivery of, and pay for, one Learjet 60 (the "Aircraft") as described in the Description and Customer Support Services Manual dated May 2005 (the "Specification") attached hereto as Schedule "A" and made part of this Agreement by reference, which includes Seller's interior completion together with any additional options selected by Buyer as specified in Schedule "A-1" ("Options") attached hereto and made part of this Agreement by reference.

                 ARTICLE 2. PRICE, PAYMENT SCHEDULE AND DELIVERY
2.1  In consideration of Seller's  obligations to manufacture,  sell and deliver
     the   Aircraft   to  Buyer,  Buyer  shall  pay  to  Seller  the  amount  of
     $11,515,000.00  USD (the "Purchase  Price") as follows:

     (i)  1st   payment  due  upon   Buyer's   execution   of  this   Agreement:
          $2,000,000.00 USD
     (ii) balance of Purchase Price due at the Delivery Time (as hereinafter $9,515,000.00 USD defined):

2.2 The Aircraft shall be ready for Buyer's inspection and acceptance at Seller's facility in the city of Wichita, Kansas on or before November 28th, 2005.

                           ARTICLE 3. COMPLETION WORK
The parties recognize that Seller shall complete the Aircraft in accordance with Schedule "A" and "A-1", with interior materials and an exterior paint scheme in accordance with Seller's current demonstrator selections, except for those changes as noted in Article 13 of this Agreement.


                          ARTICLE 4. GENERAL PROVISIONS
4.1 THE WARRANTY, OBLIGATIONS AND LIABILITIES OF SELLER AND THE RIGHTS AND REMEDIES OF BUYER SET FORTH IN THE AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF AND BUYER HEREBY WAIVES AND RELEASES ALL OTHER WARRANTIES, OBLIGATIONS, REPRESENTATIONS OR LIABILITIES, EXPRESS OR IMPLIED, ARISING BY LAW, IN CONTRACT, CIVIL LIABILITY OR IN TORT, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO A) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE, AND
B) ANY OTHER OBLIGATION OR LIABILITY ON THE PART OF SELLER TO ANYONE OF ANY NATURE WHATSOEVER BY REASON OF THE DESIGN, MANUFACTURE, SALE, REPAIR, LEASE OR USE OF THE AIRCRAFT OR RELATED PRODUCTS AND SERVICES DELIVERED OR RENDERED HEREUNDER OR OTHERWISE.

4.2 SELLER SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL AND/OR PUNITIVE DAMAGES OF ANY KIND OR NATURE UNDER ANY CIRCUMSTANCES OR, WITHOUT LIMITING THE FOREGOING, FOR ANY LOST PROFITS OR ANY OTHER LOSSES OR DAMAGES FOR OR ARISING OUT OF ANY LACK OR LOSS OF USE OF ANY AIRCRAFT, ANY EQUIPMENT, ANY ACCESSORY OR ANY SPARE PART FOR ANY REASON.

4.3 THE PARTIES HERETO HEREBY ACKNOWLEDGE AND AGREE THAT THE LIMITED WARRANTIES AND THE LIMITATION OF LIABILITY PROVISIONS CONTAINED HEREIN AND IN THE SPECIFICATION HAVE BEEN EXPRESSLY AGREED TO IN CONSIDERATION OF THE PURCHASE PRICE AND OTHER PROVISIONS OF THIS AGREEMENT. TO THE EXTENT APPLICABLE LAWS DO NOT ALLOW THE LIMITATIONS SET OUT IN THIS SECTION 4, SUCH LIMITATIONS SHALL NOT BE APPLIED OR INVOKED.

4.4 This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Kansas, U.S.A., excluding any conflicts of law provisions thereof. The courts of Kansas shall have exclusive jurisdiction to hear and determine all claims, disputes, actions or suits which may arise hereunder.

4.5 Seller and Buyer acknowledge and agree by execution of this Agreement that the Terms and Conditions on the reverse side and the Specification have been expressly brought to Buyer's attention and agreed upon by the parties.
Buyer's Initials ________ Seller's Initials ________

LEARJET INC.                                               PRE-PAID LEGAL SERVICES, INC.
1 Learjet Way, M/S 21                                      1 Pre-Paid Way
Wichita, Kansas  67209                                     Ada, Oklahoma 74820
U.S.A.
Telephone:  (316) 946-7973                                 Telephone:  (580) 436-1234
Facsimile:  (316)  946-7967                                Facsimile:

BY:                                                        BY:  /s/  Harland C. Stonecipher

------------------------------------------------------     ----------------------------------------------------

TITLE:                                                     TITLE:  Chairman, Chief Executive Officer and President

------------------------------------------------------     ----------------------------------------------------

DATE:                                                      DATE:  August 19, 2005
------------------------------------------------------     ----------------------------------------------------


                              TERMS AND CONDITIONS
ARTICLE 5.   DELIVERY AND INSPECTION
5.1 Seller shall give Buyer reasonable notice of the date on which the Aircraft will be ready for Buyer's inspection and acceptance flight test of not more than 3 hours duration. Within 10 days of such date, Buyer agrees to perform such inspection and, if no defect or discrepancy is revealed, Buyer shall accept delivery of the Aircraft before the end of such 10 day period (the time of the acceptance of delivery of the Aircraft being the "Delivery Time").

5.2 Any defect or discrepancy revealed by Buyer's inspection and/or acceptance flight test shall be corrected at no cost to Buyer before or after Delivery Time depending on the nature of the defect or discrepancy and time required for correction. If such correction requires an additional flight test, it shall be conducted in accordance with Article 5.1. Buyer shall accept delivery of the Aircraft within 3 days after any defect or discrepancy has been corrected.

5.3 Buyer shall accept delivery of the Aircraft by signing a receipt for delivery in the form of Schedule "B", attached hereto. Upon receipt of all payments due at Delivery Time, Seller shall deliver to Buyer a bill of sale and title to the Aircraft shall pass to Buyer free and clear of all rights, prior claims, liens, charges and encumbrances (hereinafter "Liens"), and risk of damage to or loss of the Aircraft shall pass to Buyer.

ARTICLE 6.   PAYMENT AND TAXES
6.1 Seller shall remain exclusive owner of the Aircraft free and clear of all Liens until such time as all payments due for the Purchase Price have been made and Buyer has accepted the Aircraft in accordance with Article 5.

6.2 Buyer shall make all payments due under this Agreement by wire transfer in US dollars and shall pay interest on any late payments at the rate equal to the one year LIBOR rate as published in the "Money Rates" section of The Wall Street Journal commencing on the date the late payment was first due.

6.3 Buyer  shall be  responsible  for the  payment of any sales,  use,  personal
property,  excise,  goods  and  services,  value  added,  consumption,   luxury,
withholding or other similar taxes, duties or assessments and any related penalties and interest which may be levied, assessed, or imposed on Buyer or Seller or otherwise by any governmental authority or agency as a result of or in connection with this Agreement.

ARTICLE 7.   LOSS OR DESTRUCTION
7.1 If the Aircraft is lost, destroyed or damaged beyond economic repair before Delivery Time, this Agreement shall automatically terminate upon Seller giving written notice of such occurrence to Buyer. Seller's sole obligation and liability shall then be to promptly return to Buyer all amounts previously paid to Seller under this Agreement.

ARTICLE 8.   EXCUSABLE DELAY
8.1 Seller shall not be liable for any failure to deliver or delay in delivery of the Aircraft or delay in performance of any of its other obligations under this Agreement, due directly or indirectly to force majeure, acts of God, violence, fire, explosion, action of the elements or weather conditions, or other catastrophe or accident, any legislation, act, order, directive, or regulation of any government or governmental body, labour trouble, delay or failure of carriers, subcontractors or suppliers, or any other cause beyond Seller's reasonable control or without Seller's negligence ("Excusable Delay").

8.2 In the event of any Excusable Delay, the time required for the performance of any obligation in this Agreement shall be extended for a period equal to the period during which any such cause and the effects thereof persist. If delivery of the Aircraft is delayed by reason of Excusable Delay for more than 6 months, either Buyer or Seller may terminate this Agreement upon giving written notice to the other party, which notice shall be given within 15 days immediately following such period of 6 months. Upon such termination, Seller's sole obligation and liability shall be to promptly return to Buyer all amounts previously paid to Seller under this Agreement.

ARTICLE 9.   TERMINATION
9.1 Either party may terminate this Agreement before Delivery Time by written notice of termination to the other party upon the occurrence of any of the following events: (i) the other party makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts; (ii) a receiver or trustee is appointed for the other party or for substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within 30 days; (iii) proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against the other party and, if contested by such party, are not dismissed or stayed within 30 days; or (iv) any writ of attachment or execution or any similar process is issued or levied against the other party or any significant part of its property and is not released, stayed, bonded or vacated within 30 days after its issue or levy.

9.2 Buyer may terminate this Agreement before Delivery Time if Seller is in default or breach of any material term or condition of this Agreement and does not act to cure such default or breach within 10 days after receipt of written notice from Buyer specifying such default or breach and does not continue thereafter to diligently correct or cure the alleged default or breach.

9.3 Upon termination of this Agreement by Buyer pursuant to and in accordance with this Article 9, all amounts received by Seller on account of the Purchase Price shall promptly be reimbursed to Buyer and such reimbursement shall constitute Buyer's sole right, remedy and recourse against Seller and Seller's sole obligation and liability to Buyer.

9.4 Seller may terminate this Agreement before Delivery Time if Buyer: a) does not accept delivery of the Aircraft in accordance with Article 5 or is in default or breach of any material term or condition of this Agreement (except for payment obligations that are covered by Article 9.5) and does not act to cure such default or breach within 10 days after receipt of written notice from Seller specifying such default or breach and does not continue thereafter to diligently correct or cure the alleged default or breach, or b) is named on any list published by a governmental body which would prohibit Seller from engaging in transactions with Buyer or the transaction is otherwise prohibited by law, or if Seller determines as a result of due diligence that it may not sell the Aircraft to Buyer without substantial risk of violating the law. In the event of termination under this Article 9.4(b), Seller's termination obligations shall be subject to all applicable governmental legal requirements.

9.5 Upon termination of this Agreement by Seller pursuant to and in accordance with this Article 9 or if Buyer fails to make any of the payments provided for in Article 2 on or before the stipulated date, all rights which Buyer may have or may have had in or to this Agreement or the Aircraft shall be extinguished; and Seller shall be entitled to retain an amount equivalent to 10% of the Purchase Price, as liquidated damages for default and the parties shall thereafter be released from all further obligations to each other. Buyer agrees that such liquidated damages do not constitute a penalty and are a reasonable and agreed amount of the anticipated or actual harm or damages to be suffered by Seller as a result of or in connection with Buyer's default. All other amounts received by Seller on account of the Purchase Price shall be promptly returned to Buyer.

ARTICLE 10.   MISCELLANEOUS
10.1 Neither this Agreement nor any of the rights of Buyer hereunder shall be assignable by Buyer. Notwithstanding the foregoing, this Agreement shall be assignable by Buyer in whole or in part to a wholly-owned subsidiary or affiliate of Buyer or any financial institution which is providing financing to Buyer in connection with Buyer's acquisition of the Aircraft provided that Buyer shall remain jointly and severally liable with the assignee for the fulfilment of all the obligations under this Agreement. Buyer hereby acknowledges that Seller shall have the right, without Buyer's consent, to create a security interest or hypothec with respect to this Agreement or to assign or transfer this Agreement or any of its rights hereunder to any financial institution or to a wholly owned subsidiary or affiliate of Seller, provided that Seller's assignment to a financial institution or creation of a security interest or hypothec shall be solely for the purpose of securing financing.

10.2 Any notice to be given hereunder shall be sent by registered or certified mail, courier or facsimile transmission to the party to which said notice is to be given at its address or facsimile number as shown on page 1 hereof unless such address is changed by notice given to the other party in accordance herewith. A notice shall be deemed given when received.

10.3 This Agreement shall inure to the benefit of and be binding upon each of Seller and Buyer and their respective successors and permitted assigns.

10.4 This Agreement and the matters referred to herein constitute the entire agreement between Seller and Buyer and supersede and cancel all prior representations, alleged warranties, statements, negotiations, drafts, undertakings, letters, acceptances, agreements, understandings, contracts and communications, whether oral or written, with respect to or in connection with the subject matter hereof. This Agreement may only be amended or changed by a written instrument signed by both parties. In the event of any inconsistencies between this Agreement, any addendum, the Specification, the Schedules or other annexes stated to be part of this Agreement, the order of precedence shall be: any addendum, this Agreement, the Specification and other Schedules or annexes.

10.5 If any of the provisions of this Agreement are for any reason declared by judgement of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

ARTICLE 11.1   CONFIDENTIALITY
11.1 This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to anyone except to assignees or transferees per the provisions of Article 10.1 or as may be necessary for either party to carry out its obligations under this Agreem

                                                                 Schedule "B" to
                                                     Aircraft Purchase Agreement




                                  LEARJET INC.

                               RECEIPT OF AIRCRAFT




______________________________ HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM LEARJET INC., AT WICHITA, KANSAS, ON THE _____ DAY OF ______________, ONE (1) LEARJET __ MODEL AIRCRAFT BEARING SERIAL NUMBER ___________________, INCLUDING WITH THE AIRCRAFT THE PRATT & WHITNEY CANADA 305A TURBOFAN ENGINES BEARING MANUFACTURER'S SERIAL NUMBERS ________ AND __________, COMPLETED IN ACCORDANCE WITH SCHEDULES A AND A-1 TO THE AIRCRAFT PURCHASE AGREEMENT BETWEEN LEARJET INC. AND ______________________ DATED _____________________.






                          ------------------------------------------------------
                          NAME



                          ------------------------------------------------------
                          TITLE

                                  ADDENDUM ONE
               TO THE LEARJET 60 PURCHASE AGREEMENT NO. L60-05-025
             BETWEEN PRE-PAID LEGAL SERVICES, INC. AND LEARJET INC.

I.       AMEND THE PURCHASE AGREEMENT AS FOLLOWS:

ARTICLE 5.        DELIVERY AND INSPECTION

5.1 In the third line of this Article 5.1, replace the words "3 hours duration" with the words "5 hours duration".

II.      ADD THE FOLLOWING NEW ARTICLES TO THE AGREEMENT:

ARTICLE 12.                TRADE-IN AGREEMENT

12.1 Seller agrees to credit $1,260,000.00 USD (the "Trade Value") toward the Purchase Price due Seller under the Agreement at Delivery Time and upon the delivery to Seller of title to and possession of a certain Diamond 1A aircraft bearing serial number 24 and registration number N674AC (the "Trade-In Aircraft"). Seller's agreement to accept delivery of the Trade-In Aircraft as mentioned in this Article 12.1 is conditional upon and subject to the conditions specified in 12.2 below. This Trade-In Agreement is non-transferable and shall be binding on both parties upon the execution of the Purchase Agreement, wherein Seller will have the exclusive world-wide rights to market and sell the Trade-In Aircraft.

12.2 Seller's agreement to accept title to and delivery of the Trade-In Aircraft at Delivery Time is conditional upon and subject to the following conditions being satisfied:

     a) Seller shall take delivery of the Trade-In Aircraft at a mutually agreeable Raytheon service center located in the continental United States.

     b) Buyer hereby warrants that at, Delivery Time, Buyer is the owner of the Trade-In Aircraft and the Trade-In Aircraft shall:

          i)   have  a  current,   valid  and  continuing  FAA   Certificate  of
               Airworthiness or Certificate of Airworthiness for Export to the U.S.A.;

          ii) be in compliance with all applicable airworthiness directives of the FAA and all applicable recommended and alert service bulletins, orders or other notifications issued by the manufacturer of the Trade-In Aircraft;

          iii) be free and clear of all rights, prior claims, liens, charges and encumbrances of any kind;

          iv) have been maintained at all times in accordance with all product support publications applicable to the Trade-In Aircraft and, specifically, be current on the manufacturers Recommended Maintenance Program as approved by the FAA under FAR 91.409(f)(3). All items required by this Recommended Maintenance Program must be fully complied with and completed;

          v) be enrolled on a computerized aircraft maintenance tracking system, with all items on the applicable maintenance list fully complied with and completed;


          vi) not have any damage history and shall not have suffered any damage of the kind requiring the use of an FAA form 337, except for the damage sustained to the right flap and wheel well area, which both parties acknowledge;

          vii) not have exceeded 5,215 hours as of Delivery Time;

          viii)be free of any hazardous or otherwise unacceptable materials, contaminants or substances (e.g. asbestos), as defined by the FAA;

          ix) have complied with all major inspections due at or prior to the Delivery Time, including hot section inspections on both engines and a fresh A/B inspection; and

          x) have complete originals of all logs, manuals, data, and inspection, modification and overhaul records in the English language required to comply with FAA regulations with respect to the Trade-In Aircraft with all entries therein being complete, correct and current, together with all engineering documents and drawings relating to modifications made to, and Supplemental Type Certificates incorporated in, the Trade-In Aircraft.

     c) Buyer shall, at Delivery Time, provide the documentation described in sub-paragraph x) above.

     e) Buyer hereby agrees to arrange for the assignment of any computerized aircraft maintenance tracking system subscription to Seller.

     f) To the extent reasonably practical, Seller shall be entitled 14 days prior to Delivery Time to subject the Trade-In Aircraft to a standard pre-purchase inspection applicable to the Trade-In Aircraft type, together with a flight test to determine that the Trade-In Aircraft and all of its parts, components, systems and records are, as of Delivery Time, in compliance with the foregoing conditions set out in paragraph (b) above and all applicable FAA standards, properly operational, airworthy and within the specified limits as published by the manufacturer. Such inspection shall be completed at a Seller designated and approved facility and shall include, but not necessarily be limited to (i) a corrosion inspection (ii) larascope inspection of windshields and cabin windows (iii) engine target runs
          (iv) engine boroscope inspections (v) inspection of horizontal stabilizer pivot castings and (vi) shear web beam inspection. Such pre-purchase inspection and flight test shall be at Seller's expense. Buyer shall cause all deficiencies to be corrected so that the Trade-In Aircraft complies with the conditions set out in this Article and shall assume all costs, expenses and fees necessary to make the Aircraft compliant with the conditions set out in this Article.

     g) In the event Seller does not have the opportunity to fully inspect the Trade-In Aircraft prior to Delivery Time, for any reason whatsoever, the Trade-In Value shall be subject to a holdback of $250,000 USD to be applied, as applicable, to Buyer's obligations contained in this
          Article 12. Any portion of the holdback remaining after the fulfillment of Buyer's obligations with regard to the Trade-In Aircraft will be returned to Buyer.

12.3 If Buyer does not deliver the Trade-In Aircraft in the condition required by Article 12.2, Seller may, in its sole discretion:

          (i) accept delivery of the Trade-In Aircraft and make (or cause to be made) any repairs necessary to restore the Trade-In Aircraft to the required condition, in which event the Trade-In Value shall be reduced by the amount of all costs, expenses and fees related to such restoration in an amount pre-approved by both parties before Seller makes any such repairs; or

          (ii) accept delivery of the Trade-In Aircraft provided Buyer shall compensate Seller by a reduction of the Trade-In Value for the diminished value of the Trade-In Aircraft (such diminished value to be established as set forth below in this Article) resulting from Buyer's failure to return the Trade-In Aircraft in the required condition.

     In the event Buyer does not deliver the Trade-In Aircraft in the condition required by Article 12.2 and if the parties cannot resolve the matter under sub-paragraphs (i) or (ii) above, Seller, in its sole discretion, may decline to take delivery of the Trade-In Aircraft, in which event the Purchase Price of the Aircraft shall not be reduced by the Trade-In Value and Seller shall have no further responsibility with respect to this
     Article 12 which shall then be null and void and of no force and effect.

     If there is a situation that falls within Articles 12.3(ii) or 12.4 (ii), the parties agree to work together to reach an agreement on the diminished value of the Aircraft. If the parties cannot reach an agreement on the diminished value within fifteen (15) days thereof, then both parties shall each appoint an independent appraiser. The diminished value of the Trade-In Aircraft shall be determined by calculating the average of the two appraisals made by such appraisers, unless the lower of such values is less than 95% of the higher of such values, in which case, the two appraisers shall jointly appoint a third appraiser and the average of the two closest appraisals shall be used. Each appraisal shall be rendered within thirty
     (30) days following the expiration of the above 15-day period. Each party shall bear the costs of its appointed appraiser and the costs of the third appraiser shall be equally shared between Buyer and Seller.

12.4 In the event Seller has accepted the Trade-In  Aircraft pursuant to Article
     12.2 g) without having had the opportunity to fully inspect the Trade-In Aircraft prior to Delivery Time and the Trade-In Aircraft is not in the condition required by Article 12.2, Seller may, within twenty one (21) days,in its sole discretion:

          (i) initiate any repairs necessary to restore the Trade-In Aircraft to the required condition, in which event Buyer shall compensate Seller, promptly upon request, for all costs, expenses and fees related to such restoration; or

          (ii) require Buyer to compensate Seller, promptly upon request, for the diminished value of the Trade-In Aircraft (such diminished value to be established pursuant to Article 12.3) resulting from Buyer's failure to return the Trade-In Aircraft in the required condition.

     In the event Buyer does not deliver the Trade-In Aircraft in the condition required by Article 12.2 and if the parties cannot resolve the matter under sub-paragraphs (i) or (ii) above, Seller may, in its sole discretion, elect to reject the Trade-In Aircraft, in which event the Trade-In Value shall be immediately reimbursed to Seller and Buyer agrees that Seller shall transfer title to the Trade-In Aircraft back to Buyer in exchange for a standard form Bill of Sale in favor of Seller from Buyer at a date and location to be mutually agreed. In no event shall such reverse transaction occur later than ten (10) business days from Buyer's receipt of Seller's written notification to reject the Trade-In Aircraft.

ARTICLE 13.   PURCHASE OF DEMONSTRATOR AIRCRAFT

13.1 Buyer acknowledges (i) that prior to Delivery Time, the Aircraft will be used by Seller for demonstration purposes and therefore the inspection and acceptance of the Aircraft by Buyer at Delivery Time shall allow for reasonable wear and tear discrepancies, (ii) that such reasonable wear and tear discrepancies shall not be a cause for rejection of the Aircraft, and
     (iii) that the Aircraft will have additional flight hours logged as a result of its use for demonstration services. In consideration of Buyer's agreement to the forgoing, at Delivery Time Seller will credit to Buyer's final payment due pursuant to Article 2.1 (iii) by an amount equal to $1,000 USD per flight hour for each flight hour logged in the Aircraft Flight Logbook between the date the Aircraft was placed into demonstration service and the Delivery Time. Buyer further acknowledges that no other benefit, credit or other considerations, financial or otherwise, shall be forthcoming from the Seller to the Buyer for the Aircraft's usage and flight hours logged on the Aircraft for Seller's demonstration purposes.



13.2 Prior to Delivery Time, Seller will at no additional cost to Buyer:
     a.   Comply with all scheduled maintenance inspections;
     b.   Incorporate all applicable Airworthiness Directives;
     c.   Remove any demonstration consignment equipment;
     d. Remove any logos or other markings of Seller or its affiliates suggesting the Aircraft is in use or has been used as a demonstrator aircraft;
     e. Replace the special demonstration tail and winglet paint with a color to match the existing Aircraft exterior base coat;
     f.   Replacement of Seller's  demonstration exterior paint stripes with two
          (2) standard exterior paint stripes as defined by Buyer;
     g.   Remove  Seller's  FAA  registration  number and replace  with  Buyer's
          selected  aircraft   registration   number;
     h.   Remove demonstration exterior locks and replace with new locks;
     i.   Perform an exterior paint touchup and cleaning; and
     j.   Perform a general interior material touchup and cleaning.

13.3 Both parties understand and acknowledge that in the event that the Aircraft is not put into demonstration service by Seller prior to the Delivery Time, then this Article 13 and the changes to Section 18 of Schedule A set forth below in this Addendum shall be amended in order to reflect that the Aircraft was not used as a demonstration aircraft.

13.4 Buyer agrees to accept delivery of the Aircraft regardless of the exterior paint scheme in order to ensure the delivery of the Aircraft on or before the November 28th delivery commitment set forth in Article 2.2 of the Agreement. For avoidance of doubt, failure of the Aircraft to be painted in accordance with Buyer's paint scheme on or before the delivery date set forth in Article 2.2 will not be considered a breach or default under this Agreement, nor will it serve as a reason for Buyer to reject delivery of the Aircraft. If, on the delivery date, the Aircraft is not painted in accordance with Buyer's paint scheme, Buyer's paint scheme shall be applied to the Aircraft at a mutually agreeable time within 12 months following the Delivery Time, and at a mutually agreeable Bombardier Aircraft Services factory owned service center.


II.      AMEND SCHEDULE A TO THE AGREEMENT AS FOLLOWS:


SECTION 17.0 CUSTOMER SUPPORT SERVICES

         TRAINING
          In the first bullet-point of the portion of this Section 17.0 titled "Training", replace the words "training program for two qualified pilots" with the words "training program for three qualified pilots".

          Delete the second bullet-point of the portion of this Section 17.0 in its entirety.

         SECTION 18.0      WARRANTY

18.1 In the first line of this Section 18.1, replace the words "warrants to Buyer that at Delivery Time," with the words "warrants to Buyer that as of the date the Aircraft is placed into demonstration service".


18.2 Delete Section 18.2 of the Warranty section of Schedule A in its entirety and replace it with the following:



"18.2 The Warranty in respect to the Aircraft shall be for:
               i) 60 months from the date the Aircraft is placed into demonstration service on all Learjet manufacture parts and components.
               ii) 24 months from Delivery Time on standard Collins avionics components.
               iii) 60 months from Delivery Time on standard  Universal avionics components.
               iv) 24 months from the date the Aircraft is placed into demonstration service on interior completion items (with the exception of normal deterioration of soft-trim and appearance items, such as paint, upholstery and rubber-like items, due to wear and exposure) and exterior paint. Interior completion items are hereby defined as (i) all interior parts, including but not limited to those installed in the aircraft from the cockpit door back to the aft baggage bay wall, and (ii) all vendor supplied parts that support the aforementioned parts.
               v) 24 months from Delivery Time on any Vendor Supplied Components. A Vendor Supplied Component is defined as any part installed on the Aircraft that is not manufactured by Seller, with the exception of interior completion items that are covered by section 18.2(iv) above."


IN WITNESS HEREOF, the parties hereto have caused this Addendum to be duly executed by authorized representatives as of the day and year indicated below.


LEARJET INC.                                      PRE-PAID LEGAL SERVICES, INC.
SELLER                                            BUYER

By:                                               By: /s/ Harland C. Stonecipher
   _______________________                            __________________________

Name:                                             Name: Harland C. Stonecipher
   _______________________                             ________________________

Date:                                             Date: August 19,2 005
     _____________________                              ________________________





*Schedules A (Description and Customer Support Services Manual) and A-1 (Options) are omitted as permitted by Regulation S-K; Item 601(b)(2). A copy of these omitted Schedules will be provided to the Securities and Exchange Commission supplementally upon request.